UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2004


                           CHINDEX INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               0-24624                                  13-3097642
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       (Commission File Number)              (IRS Employer Identification No.)


                 7201 WISCONSIN AVENUE, BETHESDA, MARYLAND 20814
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (301) 215-7777


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 12.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 29, 2004, the registrant announced that it entered into a securities purchase agreement relating to the private placement of its common stock for an aggregate purchase price of $13.5 million, a copy of which announcement is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

     Exhibit 99.1 Press Release dated March 29, 2004



                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHINDEX INTERNATIONAL, INC.
                                     (Registrant)


           March 29, 2004            By:   /S/ LAWRENCE PEMBLE
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                Date                       Lawrence Pemble
                                           Chief Financial Officer